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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 1, 2004


                            NATIONAL CITY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10074                 34-1111088
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


            1900 East Ninth Street, Cleveland, Ohio     44114-3484
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            (Address of Principal Executive Offices)    (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On July 1, 2004, National City Corporation announced that it completed its acquisition of Provident Financial Group, Inc. The acquisition adds 65 branches in southwestern Ohio and northern Kentucky to National City's network of 1,146 retail offices located throughout the Midwest. The news release announcing the completion of the acquisition is attached hereto as exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits: 99 - news release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        National City Corporation

                                        ----------------------------------------
                                        (Registrant)


Dated: July 1, 2004                     By /s/ David L. Zoeller
                                        ----------------------------------------
                                        David L. Zoeller
                                        Executive Vice President and
                                        General Counsel


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